                                                                Exhibit 23.19


                                     [LETTERHEAD]


                        CONSENT OF REZNICK FEDDER & SILVERMAN


                            -----------------------------
                            -----------------------------


We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-4 of Apartment Investment and Management Company ("AIMCO") and the Joint Proxy Statement/Prospectus of AIMCO and NHP Incorporated ("NHP") included therein, and to the incorporation by reference therein of our reports dated as per the attached schedules, with respect to the audits per the attached schedules for the years ended December 31, 1994, 1995, and 1996, included (for 1995 and 1996) and incorporated by reference (for 1994) in AIMCO's Current Report on Form 8-K dated June 3, 1997, as amended; for the year ended December 31, 1994, incorporated by reference in AIMCO's Current Report of Form 8-K dated April 16, 1997, as amended; and for the year ended December 31, 1994, incorporated by reference in NHP's Annual Report on Form 10-K for the year ended December 31, 1996, as amended, all filed with the Securities and Exchange Commission.



                                  /s/ Reznick Fedder & Silverman

                                  REZNICK FEDDER & SILVERMAN


Bethesda, Maryland
October 30, 1997

                                      ATTACHMENT

                              SCHEDULE OF PARTNERSHIPS


PARTNERSHIP NAME                                                  DATED
----------------                                                  -----

Beautiful Village Associates Redevelopment Company           February 8, 1995
Branchwood Towers Limited Partnership                        February 7, 1995
Citrus Park Associates, Ltd.                                 January 31, 1995
Community Circle II Limited                                  January 26, 1995
Copperstone Limited Partnership                              January 19, 1995
Diakonia Associates Limited Partnership                      January 31, 1995
Easton Terrace I Associates                                  January 24, 1995
Easton Terrace II Associates                                 February 9, 1995
Eastridge Apartments                                         January 13, 1995
Emory Grove Associates Limited Partnership                   February 6, 1995
First Alexandria Associates                                  January 20, 1995
Flatbush NSA Associates                                      January 30, 1995
Franklin Square School Associates                            January 12, 1995
Gates Mill I Limited Partnership                             February 1, 1995
Grosvenor House Associates Limited Partnership               February 10, 1995
Harris Park Limited Partnership                              February 8, 1995
Hollybush Gardens I                                          January 27, 1995
Hollybush Gardens II                                         January 27, 1995
Intown West Associates Limited Partnership                   January 27, 1995
Lake Avenue Associates                                       February 6, 1995
Lake Crossing Limited Partnership                            January 11, 1995
Lakehaven Associates One                                     January 25, 1995
Lakehaven Associates Two                                     January 20, 1995
Linden Court Associates                                      January 30, 1995
Loudoun House Limited Partnership                            February 13, 1995
Monaco Arms Associates I                                     January 30, 1995
Monaco Arms Associates II                                    January 25, 1995
Muske Limited Partnership                                    February 3, 1995
Natick Associates                                            January 31, 1995
Oakcrest Terrace Apartments                                  February 8, 1995
Oakwood Limited Partnership                                  February 3, 1995
Parkview Associates                                          January 20, 1995
Queenstown Apartments Limited Partnership                    February 9, 1995
Rancho Townhouse Associates                                  February 3, 1995
Ruscombe Gardens Limited Partnership                         January 30, 1995
Sencit - Jacksonville Company LTD                            January 14, 1995
Sheffield Associates                                         February 8, 1995
Snap IV Limited Partnership                                  January 31, 1995
Tara Bridge Limited Partnership                              January 20, 1995
Twin Towers Associates                                       February 10, 1995
Tyee Associates Limited Partnership                          January 13, 1995
Urbanization Maria Lopez Housing Company                     February 3, 1995
Westminster Associates                                       January 31, 1995
Wollaston Manor Associates                                   January 25, 1995
Woodside Village Limited Partnership                         January 13, 1995

                                      ATTACHMENT

                              SCHEDULE OF PARTNERSHIPS


PARTNERSHIP NAME                                                  DATED
----------------                                                  -----

Beautiful Village Associates Redevelopment Company           April 3, 1996
Branchwood Towers Limited Partnership                        January 24, 1996
Citrus Park Associates, Ltd.                                 January 24, 1996
Community Circle II Limited                                  January 25, 1996
Copperstone Limited Partnership                              January 31, 1996
Country Lakes Associates Two                                 February 9, 1996
Diakonia Associates Limited Partnership                      August 15, 1995
Easton Terrace I Associates                                  January 27, 1996
Eastridge Apartments                                         January 17, 1996
Emory Grove Associates Limited Partnership                   February 12, 1996
First Alexandria Associates                                  January 17, 1996
Flatbush NSA Associates                                      January 17, 1996
Franklin Square School Associates                            January 22, 1996
Gates Mill I Limited Partnership                             January 30, 1996
Grosvenor House Associates Limited Partnership               February 9, 1996
Hollybush Gardens I                                          January 24, 1996
Hollybush Gardens II                                         January 24, 1996
Hollywood Gardens                                            January 22, 1996
Intown West Associates Limited Partnership                   February 8, 1996
Lake Avenue Associates                                       February 9, 1996
Lake Crossing Limited Partnership                            January 24, 1996
Lakehaven Associates One                                     January 24, 1996
Lakehaven Associates Two                                     January 27, 1996
Linden Court Associates                                      February 12, 1996
Loudoun House Limited Partnership                            January 31, 1996
Monaco Arms Associates I                                     January 22, 1996
Monaco Arms Associates II                                    January 22, 1996
Muske Limited Partnership                                    February 20, 1996
Natick Associates                                            January 23, 1996
Oakcrest Terrace Apartments                                  February 16, 1996
Oakwood Limited Partnership                                  February 22, 1996
Parkview Associates                                          January 19, 1996
Queenstown Apartments Limited Partnership                    February 12, 1996
Rancho Townhouse Associates                                  February 7, 1996
Ruscombe Gardens Limited Partnership                         January 24, 1996
Sencit - Jacksonville Company LTD                            January 17, 1996
Sencit F/G Metropolitan Associates                           February 21, 1996
Sheffield Associates                                         February 7, 1996
Snap IV Limited Partnership                                  February 21, 1996
Twin Towers Associates                                       January 16, 1996
Tyee Associates Limited Partnership                          January 19, 1996
Urbanization Maria Lopez Housing Company                     January 27, 1996
Westminster Associates                                       January 31, 1996
Wollaston Manor Associates                                   January 17, 1996
Woodside Village Limited Partnership                         January 10, 1996
2nd Tier - Copperstone Circle Limited Partnership            February 8, 1996
2nd Tier - Eastridge Limited Partnership                     February 8, 1996
2nd Tier - Emory Grove Associates                            February 22, 1996
2nd Tier - Oakwood-Muskegon Limited Partnership              February 22, 1996

                                  ATTACHMENT

                          SCHEDULE OF PARTNERSHIPS


PARTNERSHIP NAME                                                 DATED
----------------                                                 -----

Beautiful Village Associates Redevelopment Company         January 29, 1997
Branchwood Towers Limited Partnership                      January 23, 1997
Brookview Apartments Company Limited                       January 30, 1997
Citrus Park Associates, Ltd.                               January 30, 1997
Clover Ridge East Limited Partnership                      January 21, 1997
Colony Apartments Company Limited                          January 20, 1997
Community Circle II Limited                                January 30, 1997
Copperstone Limited Partnership                            January 27, 1997
Country Lakes Associates Two                               February 6, 1997
Diakonia Associates Limited Partnership                    August 13, 1996
East Hampton Limited Partnership                           February 7, 1997
Easton Terrace I Associates                                January 15, 1997
Eastridge Apartments                                       January 17, 1997
Edgewood II Associates                                     January 23, 1997
Emory Grove Associates Limited Partnership                 February 7, 1997
Fairburn and Gordon Associates, Phase I                    January 23, 1997
Fairburn and Gordon Associates, Phase II                   January 23, 1997
First Alexandria Associates                                January 15, 1997
Flatbush NSA Associates                                    January 24, 1997
Franklin Square School Associates                          January 23, 1997
Gates Mill I Limited Partnership                           January 23, 1997
Grosvenor House Associates Limited Partnership             January 22, 1997
Hollywood Gardens                                          January 28, 1997
Intown West Associates Limited Partnership                 February 1, 1997
Laing Village A Limited Partnership                        January 31, 1997
Lake Avenue Associates                                     February 12, 1997
Lake Crossing Limited Partnership                          February 5, 1997
Lakehaven Associates One                                   January 25, 1997
Lakehaven Associates Two                                   January 30, 1997
Linden Court Associates                                    February 6, 1997
Loudoun House Limited Partnership                          January 17, 1997
Monaco Arms Associates I                                   January 28, 1997
Monaco Arms Associates II                                  January 28, 1997
Muske Limited Partnership                                  February 7, 1997
Natick Associates                                          January 10, 1997
Oakcrest Terrace Apartments                                February 10, 1997
Oakland City/West End Associates, Ltd.                     January 31, 1997
Oakwood Limited Partnership                                February 8, 1997
Orangeburg Manor                                           January 20, 1997
Parkview Associates                                        January 29, 1997
Pleasant Valley Apartments, Ltd.                           January 17, 1997
Queenstown Apartments Limited Partnership                  February 7, 1997
Ruscombe Gardens Limited Partnership                       January 31, 1997
Sandy Springs Associates, Ltd.                             January 23, 1997
Sencit-Jacksonville Company LTD                            January 20, 1997
Sencit F/G Metropolitan Associates                         February 5, 1997

Tiffany Rehab Associates                                   January 17, 1997
Twin Towers Associates                                     February 5, 1997
Tyee Associates Limited Partnership                        January 17, 1997
Urbanization Maria Lopez Housing Company                   January 22, 1997
Village Green Apartments Company Limited                   January 18, 1997
Vineville Towers Associates, Ltd.                          January 24, 1997
Westgate Apartments                                        February 3, 1997
Westminster Associates                                     January 24, 1997
Wollaston Manor Associates                                 January 31, 1997
Woodside Village Limited Partnership                       January 16, 1997
2nd Tier-Copperston Circle Limited Partnership             March 6, 1997
2nd Tier-Eastridge Limited Partnership                     March 3, 1997
2nd Tier-Emory Grove Associates                            March 4, 1997
2nd Tier-Oakwood-Muskegon Limited Partnership              March 3, 1997